Exhibit 32.1

CERTIFICATION UNDER SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of West Marine, Inc. (the “Company”) for the period ended June 28, 2003, the “Report” as filed with the Securities and Exchange Commission as of the date hereof, John H. Edmondson, Chief Executive Officer of the Company, and Eric S. Nelson, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John H. Edmondson
Name:	John H. Edmondson
Title:	Chief Executive Officer
Date:	August 12, 2003

/s/ Eric S. Nelson
Name:	Eric S. Nelson
Title:	Chief Financial Officer
Date:	August 12, 2003